Exhibit 99.1

Yum China Holdings, Inc.

Recast Consolidated and Combined Statements of Income

(in US$ millions, except for per share data)

(unaudited)

	2017					2016
	Quarter Ended March 31	Quarter Ended June 30	Quarter Ended September 30	Quarter Ended December 31	Year Ended December 31	Year Ended December 31

Revenues
Company sales	$1,738	$1,664	$1,924	$1,667	$6,993	$6,622
Franchise fees and rental income	36	33	38	34	141	129
Revenues from transactions with franchisees and unconsolidated affiliates	147	141	160	151	599	299
Other revenues	5	3	8	20	36	25
Total revenues	1,926	1,841	2,130	1,872	7,769	7,075
Costs and Expenses, Net
Company restaurants
Food and paper	486	483	560	505	2,034	1,921
Payroll and employee benefits	368	366	403	406	1,543	1,432
Occupancy and other operating expenses	530	539	614	562	2,245	2,259
Company restaurant expenses	1,384	1,388	1,577	1,473	5,822	5,612
General and administrative expenses	98	118	123	156	495	429
Franchise expenses	18	17	19	17	71	72
Expenses for transactions with franchisees and unconsolidated affiliates	147	137	159	149	592	295
Other operating costs	3	3	8	14	28	15
Closures and impairment expenses, net	—	18	2	27	47	78
Refranchising gain, net	(1)	—	(1)	(3)	(5)	(11)
Other income, net	(19)	(11)	(21)	(8)	(59)	(49)
Total costs and expenses, net	1,630	1,670	1,866	1,825	6,991	6,441
Operating Profit	296	171	264	47	778	634
Interest income, net	4	4	8	9	25	11
Changes in fair value of financial instruments	—	—	—	—	—	21
Income Before Income Taxes	300	175	272	56	803	666
Income tax provision	(90)	(43)	(87)	(159)	(379)	(156)
Net income (loss) – including noncontrolling interests	210	132	185	(103)	424	510
Net income – noncontrolling interests	6	7	9	4	26	12
Net Income (Loss) – Yum China Holdings, Inc.	204	125	176	(107)	398	498
Weighted-average common shares outstanding: (in millions)
Basic	388	387	386	386	387	368
Diluted	395	399	398	386	398	369
Basic Earnings (Loss) Per Common Share	0.53	0.32	0.46	(0.28)	1.03	1.35
Diluted Earnings (Loss) Per Common Share	0.52	0.31	0.44	(0.28)	1.00	1.35

Yum China Holdings, Inc.

Recast Consolidated Balance Sheets

(in US$ millions)

(unaudited)

	12/31/2017	12/31/2016
ASSETS
Current Assets
Cash and cash equivalents	$1,059	$885
Short-term investments	205	79
Accounts receivable, net	81	74
Inventories, net	297	268
Prepaid expenses and other current assets	160	120
Total Current Assets	1,802	1,426
Property, plant and equipment, net	1,691	1,647
Goodwill	108	79
Intangible assets, net	101	88
Investments in unconsolidated affiliates	95	77
Other assets	385	267
Deferred income taxes	105	166
Total Assets	$4,287	$3,750
LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST AND EQUITY
Current Liabilities
Accounts payable and other current liabilities	$979	$971
Income taxes payable	39	33
Total Current Liabilities	1,018	1,004
Capital lease obligations	28	28
Other liabilities and deferred credits	394	285
Total Liabilities	1,440	1,317
Redeemable Noncontrolling Interest	5	—
Equity
Common stock, $0.01 par value; 1,000 million shares authorized; 389 million shares and 383 million shares issued at December 31, 2017 and 2016, respectively; 385 million shares and 383 million shares outstanding at December 31, 2017 and 2016, respectively	4	4
Treasury stock	(148)	(20)
Additional paid-in capital	2,375	2,345
Retained earnings	397	38
Accumulated other comprehensive income	137	—
Total Equity – Yum China Holdings, Inc.	2,765	2,367
Noncontrolling interests	77	66
Total Equity	2,842	2,433
Total Liabilities, Redeemable Noncontrolling Interest and Equity	$4,287	$3,750

Yum China Holdings, Inc.

Recast Annual Segment Operating Results

(in US$ millions)

(unaudited)

	Year Ended 12/31/2017
	KFC	Pizza Hut	All Other Segments	Corporate & Unallocated(1)	Total
Total revenues	5,066	2,093	106	504	7,769
Company restaurant expenses	3,986	1,798	38	—	5,822
General and administrative expenses	176	108	26	185	495
Franchise expenses	69	2	—	—	71
Expenses for transactions with franchisees and unconsolidated affiliates	70	1	21	500	592
Other operating costs	—	—	28	—	28
Closures and impairment expenses, net	20	27	—	—	47
Refranchising gain, net	—	—	—	(5)	(5)
Other (income) expenses, net	(57)	—	2	(4)	(59)
Total costs and expenses, net	4,264	1,936	115	676	6,991
Operating Profit (Loss)	802	157	(9)	(172)	778

	Year Ended 12/31/2016
	KFC	Pizza Hut	All Other Segments	Corporate & Unallocated(1)	Total
Total revenues	4,757	1,996	100	222	7,075
Company restaurant expenses	3,829	1,727	57	(1)	5,612
General and administrative expenses	162	99	15	153	429
Franchise expenses	69	3	—	—	72
Expenses for transactions with franchisees and unconsolidated affiliates	61	1	14	219	295
Other operating costs	—	—	15	—	15
Closures and impairment expenses, net	41	17	3	17	78
Refranchising gain, net	—	—	—	(11)	(11)
Other (income) expenses, net	(46)	—	1	(4)	(49)
Total costs and expenses, net	4,116	1,847	105	373	6,441
Operating Profit (Loss)	641	149	(5)	(151)	634

(1)

Amount includes revenues and expenses associated with transactions with franchisees and unconsolidated affiliates such as inventory procurement and other services provided to franchisees and unconsolidated affiliates.

Yum China Holdings, Inc.

Recast Quarterly Segment Operating Results

(in US$ millions)

(unaudited)

	Quarter Ended 3/31/2017
	KFC	Pizza Hut	All Other Segments	Corporate & Unallocated(1)	Total
Total revenues	1,250	528	23	125	1,926
Company restaurant expenses	950	423	11	—	1,384
General and administrative expenses	39	25	3	31	98
Franchise expenses	17	1	—	—	18
Expenses for transactions with franchisees and unconsolidated affiliates	17	—	5	125	147
Other operating costs	—	—	3	—	3
Closures and impairment expenses (income), net	1	(1)	—	—	—
Refranchising gain, net	—	—	—	(1)	(1)
Other income, net	(19)	—	—	—	(19)
Total costs and expenses, net	1,005	448	22	155	1,630
Operating Profit (Loss)	245	80	1	(30)	296

	Quarter Ended 6/30/2017
	KFC	Pizza Hut	All Other Segments	Corporate & Unallocated(1)	Total
Total revenues	1,206	498	16	121	1,841
Company restaurant expenses	956	423	9	—	1,388
General and administrative expenses	38	26	4	50	118
Franchise expenses	17	—	—	—	17
Expenses for transactions with franchisees and unconsolidated affiliates	15	1	3	118	137
Other operating costs	—	—	3	—	3
Closures and impairment expenses, net	9	9	—	—	18
Other income, net	(11)	—	—	—	(11)
Total costs and expenses, net	1,024	459	19	168	1,670
Operating Profit (Loss)	182	39	(3)	(47)	171

(1)

Amount includes revenues and expenses associated with transactions with franchisees and unconsolidated affiliates such as inventory procurement and other services provided to franchisees and unconsolidated affiliates.

Yum China Holdings, Inc.

Recast Quarterly Segment Operating Results

(in US$ millions)

(unaudited)

	Quarter Ended 9/30/2017
	KFC	Pizza Hut	All Other Segments	Corporate & Unallocated(1)	Total
Total revenues	1,402	569	23	136	2,130
Company restaurant expenses	1,082	487	8	—	1,577
General and administrative expenses	44	27	9	43	123
Franchise expenses	19	—	—	—	19
Expenses for transactions with franchisees and unconsolidated affiliates	19	—	4	136	159
Other operating costs	—	—	8	—	8
Closures and impairment expenses, net	—	1	1	—	2
Refranchising gain, net	—	—	—	(1)	(1)
Other income, net	(18)	—	—	(3)	(21)
Total costs and expenses, net	1,146	515	30	175	1,866
Operating Profit (Loss)	256	54	(7)	(39)	264

	Quarter Ended 12/31/2017
	KFC	Pizza Hut	All Other Segments	Corporate & Unallocated(1)	Total
Total revenues	1,208	498	44	122	1,872
Company restaurant expenses	998	465	10	—	1,473
General and administrative expenses	55	30	10	61	156
Franchise expenses	16	1	—	—	17
Expenses for transactions with franchisees and unconsolidated affiliates	19	—	9	121	149
Other operating costs	—	—	14	—	14
Closures and impairment expenses (income), net	10	18	(1)	—	27
Refranchising gain, net	—	—	—	(3)	(3)
Other (income) expenses, net	(9)	—	2	(1)	(8)
Total costs and expenses, net	1,089	514	44	178	1,825
Operating Profit (Loss)	119	(16)	—	(56)	47

(1)

Amount includes revenues and expenses associated with transactions with franchisees and unconsolidated affiliates such as inventory procurement and other services provided to franchisees and unconsolidated affiliates.

Yum China Holdings, Inc.

Recast Annual System and Same-Store Sales Growth

(unaudited)

System sales growth includes the results of all restaurants regardless of ownership, including company-owned, unconsolidated affiliate and franchise restaurants that operate our concepts, except for non-company-owned restaurants for which we do not receive a sales-based royalty. Sales of unconsolidated affiliate and franchise restaurants typically generate ongoing franchise fees for the Company at a rate of approximately 6% of system sales. Sales of unconsolidated affiliate and franchise restaurants are not included in the Company sales in the Consolidated and Combined Statements of Income (Loss); however, the franchise fees are included in the Company’s revenues. We believe system sales growth is useful to investors as a significant indicator of the overall strength of our business as it incorporates all of our revenue drivers, Company and franchise same-store sales as well as net unit growth.

Same-store sales growth represents the estimated percentage change in sales of food of all restaurants in the Company system that have been open prior to the first day of our prior fiscal year.

	Year Ended 12/31/2017
	KFC	Pizza Hut	All Other Segments	Total
System Sales Growth (Decline)	7%	5%	(31)%	6%
System Sales Growth (Decline), excluding F/X(2)	9%	7%	(29)%	8%
Same-Store Sales Growth (Decline)	5%	1%	(6)%	4%

	Year Ended 12/31/2016
	KFC	Pizza Hut	All Other Segments	Total
System Sales Growth (Decline)	—%	(2)%	(41)%	(1)%
System Sales Growth (Decline), excluding F/X(2)	6%	4%	(37)%	5%
Same-Store Sales Growth (Decline)	3%	(7)%	(3)%	—%

(2)

The Company provides system sales growth (decline), excluding the impact of foreign currency translation (“F/X”).  These amounts are derived by translating current year results at prior year average exchange rates.  The Company believes the elimination of the F/X impact provides better year-to-year comparability without the distortion of foreign currency fluctuations.

Yum China Holdings, Inc.

Recast Quarterly System and Same-Store Sales Growth

(unaudited)

	Quarter Ended 3/31/2017
	KFC	Pizza Hut	All Other Segments	Total
System Sales (Decline) Growth	(2)%	3%	(42)%	(1)%
System Sales Growth (Decline), excluding F/X(2)	3%	9%	(38)%	4%
Same-Store Sales Growth (Decline)	1%	3%	(1)%	1%

	Quarter Ended 6/30/2017
	KFC	Pizza Hut	All Other Segments	Total
System Sales Growth (Decline)	3%	1%	(35)%	2%
System Sales Growth (Decline), excluding F/X(2)	8%	6%	(32)%	7%
Same-Store Sales Growth (Decline)	4%	—%	(2)%	3%

	Quarter Ended 9/30/2017
	KFC	Pizza Hut	All Other Segments	Total
System Sales Growth (Decline)	14%	7%	(34)%	12%
System Sales Growth (Decline), excluding F/X(2)	14%	7%	(33)%	12%
Same-Store Sales Growth (Decline)	10%	1%	(5)%	8%

	Quarter Ended 12/31/2017
	KFC	Pizza Hut	All Other Segments	Total
System Sales (Decline) Growth	14%	10%	(4)%	13%
System Sales Growth (Decline), excluding F/X(2)	11%	6%	(6)%	9%
Same-Store Sales Decline	6%	1%	(3)%	5%

(2)

The Company provides system sales growth (decline), excluding the impact of foreign currency translation (“F/X”).  These amounts are derived by translating current year results at prior year average exchange rates.  The Company believes the elimination of the F/X impact provides better year-to-year comparability without the distortion of foreign currency fluctuations.

Yum China Holdings, Inc.

Recast Restaurant Count and New Unit Activity

(unaudited)

KFC
	Company-owned	Unconsolidated affiliates	Franchise	Total
As of 12/31/2016	3,913	836	475	5,224

Net Unit Change
Q1 2017	46	12	(5)	53
Q2 2017	32	15	—	47
Q3 2017	50	17	2	69
Q4 2017	71	11	13	95

As of 12/31/2017	4,112	891	485	5,488

Pizza Hut
		Company-owned	Franchise	Total
As of 12/31/2016		2,057	24	2,081

Net Unit Change
Q1 2017		21	3	24
Q2 2017		16	1	17
Q3 2017		34	1	35
Q4 2017		38	—	38

As of 12/31/2017		2,166	29	2,195

All Other Segments
		Company-owned	Franchise	Total
As of 12/31/2016		38	219	257

Net Unit Change
Q1 2017		(1)	15	14
Q2 2017		(9)	(4)	(13)
Q3 2017		—	5	5
Q4 2017		1	36	37

As of 12/31/2017		29	271	300